Exhibit 10.5

                       SECOND EXTENSION OF PROMISSORY NOTE
                         DATED ON OR ABOUT APRIL 1, 2000


     This Second Extension of Promissory Note Dated On or About April 1, 2002, is made as of 25th day of March, 2002, by and between Kelvin John Claney, Robin Jan Marney and William Ainslie Reece, in their capacity as trustees of the Better Blocks Trust created by Deed dated 1 January 1994 ("Lender"), and International Commercial Television Inc. (formerly known as Moran Dome Exploration Inc.) ("Borrower").

     WHEREAS, Borrower executed a Promissory Note on or about April 1, 2000, in the principal amount of $590,723.27 ("Promissory Note"). The Promissory Note was originally due two years from the date of execution; and

WHEREAS, on April 23, 2001, Borrower and Lender executed an Extension of Promissory Note Dated On or About April 1, 2000, extending the term of the
Promissory  Note  to  November  1,  2002;  and

     WHEREAS, Borrower has requested an additional extension of the term of the Promissory Note, and Lender has agreed to that extension on the terms and conditions set forth on this Second Extension of Promissory Note Dated On or About April 1, 2000.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereby agree that the term of the Promissory Note shall be extended to November 1, 2004.

     EXCEPT AS EXPRESSLY SET FORTH HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE PROMISSORY NOTE DATED ON OR ABOUT APRIL 1, 2000, SHALL REMAIN IN FULL FORCE AND EFFECT.

LENDER:                                       BORROWER:

Each undersigned in their capacity as a       INTERNATIONAL COMMERCIAL
Trustee of THE BETTER BLOCKS TRUST            TELEVISION INC.
Created by Deed 1 January 1994.


     /s/ Kelvin Claney                             /s/ Thomas Woolsey
-------------------------------------         ------------------------------
Kelvin Claney, Trustee                        Thomas Woolsey, President


     /s/ Robin Jan Marney
-------------------------------------
Robin Jan Marney, Trustee



-------------------------------------
William Ainslie Reece